Advances for Vessels Under Construction and Other Vessels' Costs	12 Months Ended
Dec. 31, 2023
Advances for Vessel Under Construction and Other Vessels' Costs [Abstract]
Advances for Vessel Under Construction and Other Vessels' Costs
5.	Advances for Vessels Under Construction and Other Vessels’ Costs

In March and December 2023, the Company, through its newly established subsidiaries named Nakaza Shipping Company Inc., Sri Lanka Shipping Company Inc., and Guadeloupe Shipping Company Inc., entered into three shipbuilding contracts with China Shipbuilding Trading Company Limited and Shanghai Waigaoqiao Shipbuilding Company Limited for the construction of three product/crude oil tankers of approximately 114,000 dwt each. The newbuildings (named Hull 1515, Hull 1596 and Hull 1597) have gross contract prices of $63,250, $64,845, and $64,845, respectively, and the Company expects to take delivery of them from October 2025 to April 2026. The shipbuilding contracts provide that the purchase price of each newbuilding will be paid in five installments, each falling at the contract signing, steel cutting, keel laying, launching, and at the delivery of each vessel.

As of December 31, 2023, the Company had paid the first installment of $9,488 for Hull 1515, according to the terms of the shipbuilding contract. In addition, interest amounting to $540 and other paid costs amounting to $1,275 were capitalized to the vessels under construction and included in Advances for Vessels Under Construction and Other Vessels’ Costs in the accompanying consolidated balance sheet as of December 31, 2023. The amount of $11,303 is included in line “Advances for vessel acquisition / under construction and other vessel costs” in the 2023 consolidated statements of cash flows. No Advances for vessels under construction and other vessels’ costs existed as of December 31, 2022.